ARK FUNDS
                         INSTITUTIONAL CLASS PROSPECTUS

                      SUPPLEMENT DATED JANUARY 31, 2003 TO
              INSTITUTIONAL CLASS PROSPECTUS DATED AUGUST 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the  section  captioned  "INVESTMENT  ADVISOR"  on  page  52,  the  following
information  should  be  added  after  the  subsection   captioned   "INVESTMENT
SUBADVISORS":

On September 26, 2002, M&T Bank Corporation ("M&T") entered into an agreement with AIB to acquire Allfirst Financial Inc., the parent corporation of Allfirst and indirect parent corporation of AIA (the "Proposed Acquisition"). M&T is the nation's 26th largest bank holding company, with total assets of over $34 billion as of September 30, 2002. The Proposed Acquisition would result in AIA and Allfirst becoming wholly owned subsidiaries of M&T. At a special meeting of shareholders held on January 31, 2003, shareholders of each Portfolio approved a new investment advisory agreement between AIA and ARK Funds with respect to each Portfolio. Shareholders of the International Equity Portfolio and the Emerging Markets Equity Portfolio also approved new investment subadvisory agreements between AIA and AIBIM, and AIA and Govett. The Investment Company Act of 1940, which regulates investment companies such as ARK Funds, requires a shareholder vote to approve new advisory and subadvisory agreements following business transactions such as the Proposed Acquisition. The new advisory agreement and subadvisory agreements are substantially identical to the current advisory agreement and subadvisory agreements, except for the dates of execution and termination. The new advisory and subadvisory agreements will become effective upon termination of the current advisory agreement, which will occur upon consummation of the Proposed Acquisition.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE